CREDIT SUISSE

                                                                                                        CREDIT SUISSE INTERNATIONAL

                                                                               One Cabot Square,            Telephone 020 7888 8888
                                                                                  London E14 4QJ              www.credit-suisse.com

                                                         Facsimile Cover Sheet

To:                                 Wells  Fargo  Bank,  N.A.,  not in its  individual  capacity  but  solely  as trust  administrator for Adjustable Rate Mortgage Trust 2006 2

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               28 April 2006

Pages (including cover page):               8

Our Reference No: External ID: 53119272 / Risk ID: 447446348, 447446358

Credit  Suisse  International  has entered  into a  transaction  with you as attached.  Please find  attached a letter  agreement  (the
"Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  please arrange for the  Confirmation  to be signed by your authorised  signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This  facsimile is intended  only for the use of the  individual  or entity to which it is addressed  and may contain  information which is privileged and confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for  delivering  the  message  to the  intended  recipient,  you are  hereby  notified  that any  dissemination, distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                                                                             Registered Office as above
                                                                       Registered with unlimited liability in England under No. 2500199
                                                                           Authorised and Regulated by the Financial Services Authority
                                                                                                                 VAT No: GB 447 0737 41

                                                                                                       CREDIT SUISSE INTERNATIONAL

                                                                               One Cabot Square,            Telephone 020 7888 8888
                                                                                  London E14 4QJ              www.credit-suisse.com

                                                                                                                      28 April 2006

Wells Fargo Bank, NA
9062 Old Annapolis Road
Columbia, Maryland  21045
Attn:  Diane TenHoopen
Fax:  410-715-2380

External ID: 53119272

______________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and conditions of the Swap  Transaction  entered into  between us on the Trade Date  specified  below (the "Swap  Transaction").  This  Confirmation  constitutes  a  "Confirmation"  as referred to in the Agreement specified below.

In this Confirmation  "CSIN" means Credit Suisse  International and "Counterparty"  means Wells Fargo Bank, N.A., not in its individual capacity but solely as trust administrator for Adjustable Rate Mortgage Trust 2006-2.

1.       The  definitions  and  provisions  contained  in the 2000  ISDA  Definitions  (as  published  by the  International  Swaps and
         Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any  inconsistency  between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 April 2006 as amended and supplemented from time to time (the  "Agreement"),  between you and us. All provisions  contained in the Agreement govern this Confirmation except as expressly modified below.

         CSIN and  Counterparty  each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD 196,706,000 subject to amortization as set out in the Additional Terms

                  Trade Date:                          26 April 2006

                  Effective Date:                      28 April 2006

                  Termination Date:                    25 April 2011,  subject to adjustment in accordance with the Modified  Following
                                                       Business Day Convention

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        28 April 2006,  subject to adjustment in accordance with the Following  Business
                                                       Day Convention

                  Fixed Amount:                        USD 312,000

         Floating Amounts:

                  Floating Amount Payer:               CSIN

                  Floating Rate
                  Period End Dates:                    The  25th  of  each  month,  commencing  on 25  May  2006,  and  ending  on  the
                                                       Termination  Date,  inclusive,  subject to  adjustment  in  accordance  with the
                                                       Following Business Day Convention.

                  Floating Rate
                  Payment Dates:                       One Business Day prior to each Floating Rate Period End Date

                  Cap Rate:                            See Additional Terms

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate

                  Maximum Floating Rate:               See Additional Terms

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The 25th day of each  month,  commencing  on 28 April  2006,  and  ending on the
                                                       Termination Date

                  Compounding:                         Inapplicable

         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Wells Fargo Bank, N.A.
                                                       San Francisco, CA
                                                       ABA:  121-000-248
                                                       Account Number:  3970771416
                                                       Account Name:  Corporate Trust Clearing
                                                       FFC: 50911301, ARMT 2006-2 Group 6 Interest Rate Cap Account

For the purpose of  facilitating  this  Transaction,  an  Affiliate of CSIN,  which is  organized in the United  States of America (the
"Agent"),  has  acted  as  agent  for  CSIN.  The  Agent  is not a  principal  with  respect  to this  Transaction  and  shall  have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

                                                           ADDITIONAL TERMS

----------------------------------------------------------------------------------------------------------
                                            Notional Amount:           Cap Rate:      Maximum Floating
    Calculation Period up to but                                                            Rate:
             excluding:
----------------------------------------------------------------------------------------------------------
             25-May-2006                   USD 196,706,000.00           6.2800%            9.7770%
----------------------------------------------------------------------------------------------------------
            25-June-2006                   USD 192,159,787.00           6.2800%            9.7760%
----------------------------------------------------------------------------------------------------------
            25-July-2006                   USD 185,788,901.00           6.5254%            9.7750%
----------------------------------------------------------------------------------------------------------
           25-August-2006                  USD 171,169,018.00           6.1852%            9.7720%
----------------------------------------------------------------------------------------------------------
          25-September-2006                USD 166,579,035.00           6.1649%            9.7710%
----------------------------------------------------------------------------------------------------------
           25-October-2006                 USD 162,121,034.00           6.3875%            9.7700%
----------------------------------------------------------------------------------------------------------
          25-November-2006                 USD 147,071,172.00           5.9955%            9.7660%
----------------------------------------------------------------------------------------------------------
          25-December-2006                 USD 144,121,068.00           6.2615%            9.7650%
----------------------------------------------------------------------------------------------------------
           25-January-2007                 USD 141,269,599.00           5.9849%            9.7640%
----------------------------------------------------------------------------------------------------------
          25-February-2007                 USD 138,591,194.00           6.0364%            9.7630%
----------------------------------------------------------------------------------------------------------
            25-March-2007                  USD 135,962,443.00           6.9278%            9.7620%
----------------------------------------------------------------------------------------------------------
            25-April-2007                  USD 133,382,427.00           6.0519%            9.7610%
----------------------------------------------------------------------------------------------------------
             25-May-2007                   USD 130,850,245.00           6.3250%            9.7600%
----------------------------------------------------------------------------------------------------------
            25-June-2007                   USD 128,365,011.00           6.0551%            9.7590%
----------------------------------------------------------------------------------------------------------
                                     ---------------------------------------------------------------------
            25-July-2007                   USD 122,133,931.00           6.2891%            9.7560%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-August-2007                  USD 119,813,399.00           6.0566%            9.7550%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-September-2007                USD 117,535,862.00           6.0666%            9.7540%
----------------------------------------------------------------------------------------------------------
                                     ---------------------------------------------------------------------
           25-October-2007                 USD 110,169,976.00           6.3385%            9.7500%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-November-2007                 USD 108,070,580.00           6.1973%            9.7490%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-December-2007                 USD 106,010,096.00           6.5073%            9.7480%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-January-2008                 USD 103,124,920.00           6.2346%            9.7460%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-February-2008                 USD 94,551,836.00            6.2966%            9.7400%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-March-2008                  USD 92,741,511.00            7.0306%            9.7390%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-April-2008                  USD 90,482,990.00            6.3740%            9.7370%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
             25-May-2008                   USD 88,748,518.00            6.7264%            9.7360%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
            25-June-2008                   USD 85,488,258.00            6.3654%            9.7330%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-July-2008                   USD 83,846,215.00            6.7638%            9.7310%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-August-2008                  USD 82,234,625.00            6.5118%            9.7300%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-September-2008                USD 80,652,924.00            6.5190%            9.7280%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-October-2008                 USD 79,100,559.00            6.9448%            9.7270%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-November-2008                 USD 75,656,354.00            6.7249%            9.7230%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-December-2008                 USD 69,282,567.00            7.0592%            9.7150%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-January-2009                 USD 67,942,288.00            6.6748%            9.7130%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-February-2009                 USD 65,488,811.00            6.7222%            9.7090%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-March-2009                  USD 61,557,589.00            8.2703%            9.7030%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-April-2009                  USD 57,575,364.00            6.8623%            9.6950%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
             25-May-2009                   USD 56,340,047.00            7.3448%            9.6930%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-June-2009                   USD 56,340,047.00            6.9518%            9.6930%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-July-2009                   USD 55,337,318.00            7.4629%            9.7140%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-August-2009                  USD 54,307,610.00            7.0153%            9.7270%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-September-2009                USD 53,297,000.00            7.0333%            9.7310%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-October-2009                 USD 52,305,133.00            7.5625%            9.7350%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-November-2009                 USD 51,331,663.00            7.1387%            9.7370%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-December-2009                 USD 50,376,250.00            7.7735%            9.7400%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-January-2010                 USD 49,438,559.00            7.2940%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-February-2010                 USD 48,518,262.00            7.2939%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-March-2010                  USD 47,615,038.00            8.8746%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-April-2010                  USD 46,728,570.00            7.3640%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
             25-May-2010                   USD 45,858,549.00            7.8559%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-June-2010                   USD 45,004,669.00            7.3691%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-July-2010                   USD 44,166,632.00            7.8613%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-August-2010                  USD 43,151,901.00            7.7939%            9.7420%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
          25-September-2010                USD 42,348,535.00            7.7861%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-October-2010                 USD 40,855,760.00            8.3501%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-November-2010                 USD 38,942,722.00            7.9681%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-December-2010                 USD 37,185,997.00            8.7672%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
           25-January-2011                 USD 35,614,290.00            8.2459%            9.7420%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          25-February-2011                 USD 29,768,318.00            6.1184%            9.7490%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-March-2011                   USD 5,566,761.00            8.2558%            9.8080%
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
            25-April-2011                   USD 5,173,498.00            7.0390%            9.4540%
----------------------------------------------------------------------------------------------------------

Please confirm that the foregoing  correctly sets forth the terms of our agreement by executing the copy of this Confirmation  enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                         By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual
capacity but solely as trust administrator for
Adjustable Rate Mortgage Trust 2006 2

By:________________________________
     Name:
     Title:

Our Reference No: External ID:  53119272 / Risk ID: 447446348, 447446358